Exhibit 10.1
EXCHANGE AGREEMENT

This Exchange Agreement (the “Agreement”) executed as of December 30, 2022 by and among Stronghold Digital Mining, Inc., a Delaware corporation (the “Company”), and each of the holders named on the executed signature pages hereto (collectively, the “Holders”) sets forth the terms and conditions upon which the Company will issue an aggregate of 23,102 shares (the “Shares”) of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), containing the rights, powers and privileges as set forth on Exhibit A hereto (the “Certificate of Designation”), in exchange for the cancellation of $17,893,750.00 of the principal and accrued interest outstanding under the Amended and Restated 10.0% Notes due February 15, 2023, as amended, by and between the Company and each of the Holders (the “Exchanged Notes,” and such principal and interest representing all of the amounts thereunder owed to the Holders, the “Debt”).

Section 1.          Exchange.  On the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties and agreements contained herein, the Holders, severally and not jointly, agree to exchange such Holder’s Exchanged Notes, and to release all security interest, liens, guarantees and other rights and interests related thereto and deem the Debt to be paid in full and such Holder’s Exchanged Notes terminated, in consideration of and in exchange for issuance by the Company to such Holder of the number of Shares set forth on such Holder’s signature page hereto.  Upon satisfaction or waiver, if applicable, of the terms and subject to the conditions of this Agreement, at Closing (as defined below) (i) the Company shall issue the Shares in such amount as set forth on each Holder’s signature page hereto and reflect such issuance in the Company’s books and records, and (ii) the amount of Debt as set forth on each Holder’s signature page hereto shall be immediately, automatically and irrevocably canceled and all obligations thereunder shall be extinguished and terminated. From the date hereof through the Closing or earlier termination of this Agreement pursuant to Section 8 hereto, no principal or interest shall become due or payable with respect to such Exchanged Notes. Immediately after Closing, each of the Holders acknowledge and agree that all guaranties of the Exchanged Notes shall be terminated in connection with the transactions contemplated by this Agreement.

Section 2.          Closing; Conditions to Closing.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur as promptly as reasonably practicable upon satisfaction or waiver, if applicable, of the conditions set forth in this Section 2, and in no event later than the Outside Date (as defined below), or such later date as the Company and the Holders of a majority of the aggregate outstanding principal amounts under the Exchanged Notes shall determine by mutual written agreement. The obligations of Company and the Holders hereunder to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions:

(a)
Each of the representations and warranties of each of the Holders and the Company contained in Sections 3 and 4, respectively, of this Agreement shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b)
Each of the Company and each of the Holders shall in all material respects have performed, satisfied and complied with all of its respective covenants, agreements and conditions contained in this Agreement that are required to be performed, satisfied or complied with by it on or before the Closing.

(c)
Within ten calendar days of the date first written above, the Company shall have solicited and obtained the requisite written consent of its stockholders (the “Majority Stockholder Approval”) to approve (i) the adoption and filing with the Secretary of State of the State of Delaware the Certificate of Designation and the subsequent issuance of the Shares, and (ii) issuances of more than 20% of the Company’s outstanding shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and Class V common stock, $0.0001 par value per share (the “Class V Common Stock” and together with the Class A Common Stock, the “Common Stock”), upon the conversion of the Series C Preferred Stock, exercise of the Pre-Funded Warrants (as defined below) and exercise of the prior warrants issued by the Company to each of the Holders on each of May 15, 2022, August 16, 2022 and November 15, 2022, as required by Nasdaq Listing Rules 5635(b) and 5635(d). Upon receipt of the Majority Stockholder Approval, the Company shall have within ten calendar days prepared and caused to be filed a preliminary information statement in accordance with the requirements of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, once cleared through the U.S. Securities and Exchange Commission (the “SEC”) or the SEC shall not have indicated an intent to comment or commented on such information statement within ten calendar days of such filing, as applicable, shall have immediately after such clearance or expiration of such ten calendar day period, as applicable, filed and mailed a definitive information statement in accordance with the requirements of the rules and regulations promulgated under the Exchange Act.

(d)	The Majority Stockholder Approval shall become effective.

(e)	The Company shall have obtained the receipt of any and all government and other necessary consents in connection with the transactions contemplated by this Agreement.

(f)	The Certificate of Designation shall have been filed with and accepted by the Secretary of State of the State of Delaware.

(g)
The Company shall have paid all legal fees and expenses, including, without limitation, the reasonable and documented legal fees and expenses (excluding taxes) incurred by Adage Capital Partners, LP in connection only with the transactions contemplated by this Agreement.

(h)	The Company and the Holders shall have executed and delivered a Registration Rights Agreement in a form to be mutually agreed to by the Company and the Holders.

(i)	The Class A Common Stock shall continue to be listed, or the Company shall have used its commercially reasonable efforts to ensure such continued listing, on The Nasdaq Global Market.

(j)
Within fifteen calendar days of the date first written above, or if such approval as further described below is not obtained after fifteen calendar days of the date first written above, as soon as reasonably practicable thereafter with the prior written consent of each of the Holders, the transactions contemplated by this Agreement shall have been approved by The Nasdaq Stock Market LLC and The Nasdaq Stock Market LLC shall not have notified the Company of any issues relating to compliance with its listing rules in connection with the transactions contemplated by this Agreement that shall not have been resolved or requested any additional information that shall not have been provided.

(k)
Neither the Company nor any of its subsidiaries shall (i) have experienced a Material Adverse Effect, (ii) have an order for relief entered with respect to it, (iii) have commenced a voluntary case under the U.S. bankruptcy code or under any other similar law now or hereafter in effect, (iv) have consented to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (v) have consented to the appointment of or taking possession by a receiver, manager, trustee, examiner or other custodian for all or a substantial part of its property or (vi) have made any assignment for the benefit of creditors.

(l)	The Company shall remain an SEC-registered public company and shall continue to file reports under the Exchange Act, and the rules and regulations promulgated thereunder.

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(m)
On or prior to the Closing, each Holder shall deliver to the Company a duly executed and properly completed Internal Revenue Service Form W-9 certifying as to a complete exemption from backup withholding.

(n)	The Company shall issue the Shares in such amount as set forth on each Holder’s signature page hereto and deliver evidence thereof to each Holder.

(o)	The Debt representing all of the amounts owed to the Holders shall be canceled in exchange for the Shares.

(p)
At the Closing, the Company shall deliver to each Holder a certificate, signed by an authorized officer of the Company, certifying that the representations, warranties and covenants of the Company set forth in Section 2(a) and Section 2(b) have been satisfied.

(q)
At the Closing, each of the Holders shall deliver to the Company a certificate, signed by an authorized officer of such Holder, certifying that the representations, warranties and covenants of such Holder set forth in Section 2(a) and Section 2(b) have been satisfied.

Section 3.          Representations and Warranties of the Holders.  Each Holder, severally and not jointly, represents and warrants on behalf of itself to the Company, as of the date hereof and as of the date of Closing, that:

(a)
The execution, delivery and performance by the Holder of this Agreement, the documents attached hereto (the “Transaction Documents”) to which it is a party and the consummation of the transactions contemplated hereby and thereby are within the powers of the Holder and have been duly authorized by all necessary action on the part of the Holder and no further consent, approval or authorization is required by the Holder or its equity owners in order for the Holder to perform its obligations hereunder or thereunder and consummate the transactions contemplated hereby and thereby, including, without limitation, the cancellation of the Debt and acceptance of the Shares as contemplated hereunder, and this Agreement constitutes (and the other Transaction Documents to which it is a party will constitute) a valid and binding agreement of the Holder, enforceable in accordance with its terms, except  as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or  as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)
The execution, delivery and performance by the Holder of this Agreement, the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of the Holder.

(c)
The execution, delivery and performance by the Holder of this Agreement, the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, do not and will not violate (i) the certificate of formation (or similar constituent document) or limited liability company agreement (or similar constituent document) of the Holder, (ii) any material agreement to which the Holder is a party or by which the Holder or any of its property or assets is bound or (iii) any law, rule, regulation, judgment, injunction, order or decree applicable to the Holder.

(d)
The Holder is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), and an institutional investor with such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, the pre-funded warrants in the form as set forth on Annex B to the Certificate of Designation attached as Exhibit A hereto, which may be issued by the Company to the Holders upon conversion of the Shares (the “Pre-Funded Warrants”), and the shares of Class A Common Stock that may be received upon conversion of the Shares or the Pre-Funded Warrants (the “Conversion Shares,” and, collectively with the Shares and the Pre-Funded Warrants, the “Offered Securities”). The Holder acknowledges that it understands the risks inherent in an investment in the Offered Securities and that it has the financial ability to fend for itself and bear the economic risk of, and to afford the entire loss of, its investment in the Offered Securities.

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(e)
Neither the Holder, nor, to its knowledge, any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation or (ii) published any advertisement in connection with the offer and sale of the Offered Securities.

(f)
The Holder understands that its investment in the Offered Securities being acquired by the Holder from the Company involves a high degree of risk. The Holder understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Offered Securities being acquired by the Holder from the Company. The Holder represents and warrants that it has read and understands the risk factors relating to the Company set forth in the Company’s filings with the SEC prior to the date hereof (the “Company SEC Filings”), under the respective “Risk Factors” heading.

(g)
The Holder has made its own independent inquiry as to the legal, tax and accounting aspects of the transactions contemplated by this Agreement, and the Holder has not relied on the Company, the Company’s legal counsel or the Company’s accounting advisors for legal, tax or accounting advice in connection with the transactions contemplated by this Agreement. The Holder has determined based on its own independent review and due diligence investigation of the Company and such professional advice as it deems appropriate that the transactions contemplated by this Agreement, including the cancellation of the Debt and the acquisition and ownership of the Offered Securities  is consistent with its financial needs, objectives and condition,  complies and is consistent with all investment policies, guidelines and other restrictions applicable to the Holder, and  is a fit, proper and suitable investment for the Holder, notwithstanding the substantial risks inherent in such transactions, including investing in or holding the Offered Securities.

(h)
The Holder acknowledges that  it has access to and has reviewed the Company SEC Filings to the extent it deems necessary and appropriate to make an investment decision regarding the transactions contemplated in this Agreement and  it is relying only upon its own independent review and due diligence investigation of the Company and its review of the information contained in the Company SEC Filings and the representations and warranties of Company in this Agreement and it is not relying upon any other information furnished by the Company or any of its officers, directors or representatives. The Holder represents that it has had an opportunity to discuss the Company’s business, management, financial affairs with the Company’s management and to obtain any additional information it deemed necessary. Holder represents that it has been furnished with all materials and information requested by either Holder or others representing the Holder. The Holder understands and acknowledges that there may exist material non-public information regarding the Company and its business, prospects and liquidity position that has not been disclosed by the Company in the Company SEC Filings and, unless the Holder expressly requested such information, has not been furnished to the Holder. The Holder understands that its acquisition of the Offered Securities involves a high degree of risk.

(i)
The Holder covenants that neither it nor any person acting on behalf of or pursuant to any understanding with it will engage in any transactions in the securities of Company (including “short sales,” as defined in Rule 200 of Regulation SHO under the Exchange Act) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company.

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(j)
There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Holder who might be entitled to any fee or commission from Company or the Holder upon consummation of the transactions contemplated by this Agreement.

(k)
The Holder understands that the Offered Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein. The Holder understands that the Offered Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold the Offered Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Holder acknowledges that the Company has no obligation to register or qualify the Offered Securities for resale except as may be set forth in the Registration Rights Agreement. The Holder represents that it is familiar with Rule 144 promulgated under the Securities Act or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule (“Rule 144”), and understands the resale limitations imposed thereby and by the Securities Act. The Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding periods for the Offered Securities, and on requirements relating to the Company which are outside of the Holder’s control, and which the Company is under no obligation and may not be able to satisfy.

(l)	The Holder understands that the Offered Securities may be notated with one or all of the following legends:

(i)
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)	Any legend required by the securities laws of any state to the extent such laws are applicable to the Offered Securities, represented by the certificate, instrument, or book entry so legended.

(m)	The Holder understands that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.

(n)
The Holder represents and warrants that (i) it is the legal and beneficial owner of the Exchanged Note (and the related Debt) issued to it by the Company and (ii) such Exchanged Note is free and clear of any lien, encumbrance or other adverse claim.

Section 4.          Representations and Warranties of the Company.  The Company represents and warrants to the Holder, as of the date hereof and as of the date of Closing, that:

(a)
The Company has the authorized capitalization as set forth in the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company SEC Filings. Except as described in the Company SEC Filings, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, or agreement relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and, except as otherwise disclosed in the Company SEC Filings, all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other similar claim of any third party.

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(b)
Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or other legal entity, as applicable, in good standing (or its equivalent) under the laws of its jurisdiction of incorporation or organization. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which its ownership or lease of its properties or the conduct of its business requires such qualification and has all corporate power and authority necessary to own or hold its properties and to conduct the businesses in which each is engaged as described in the Company SEC Filings, except where the failure to so qualify or have such power or authority would not reasonably be expected to have a Material Adverse Effect (as defined below) or a material adverse effect on the ability of the Company to perform its obligations under, and consummate the transactions contemplated by, this Agreement.

“Material Adverse Effect” means any material adverse effect, change, event, occurrence, circumstance or development (“Effect”) in or on the business, properties, financial condition, results of operations or prospects of the Company and its consolidated subsidiaries taken as a whole, provided that, in no event shall any of the following Effects, alone or in combination, or any Effect to the extent any of the foregoing results from any of the following, be taken into account in determining whether there shall have occurred a Material Adverse Effect: (i) changes in general business, economic or political conditions in the United States or any other country or region in the world; (ii) conditions in the financial, credit, banking, capital or currency markets in the United States or any other country or region in the world, or changes therein, including (a) changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries and (b) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; (iii) changes in conditions in the industries in which the Company conducts business, including changes in conditions in the crypto asset industry generally or the Bitcoin mining industry generally; (iv) changes in political conditions in the United States or any other country or region in the world; (v) acts of hostilities, war, sabotage or terrorism, including cyber-terrorism (including any outbreak, escalation or general worsening of any such acts) in the United States or any other country or region in the world; (vi) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural or man-made disasters or acts of God or weather conditions in the United States or any other country or region in the world, or any escalation of the foregoing; (vii) the entry into or the announcement, pendency or performance of this Agreement or the Transaction Documents or the consummation of the transactions contemplated hereby or thereby, including (a) by reason of any communication by the Company or any of its affiliates regarding the plans or intentions of the Company with respect to the conduct of the business of the Company following the Closing and (b) the impact of any of the foregoing on any relationships, contractual or otherwise, with customers, franchisors, managers, lenders, suppliers, tenants, vendors, business partners, employees or any other Persons (provided that this clause (vii) shall not apply for purposes of Section 4(b) or Section 4(c)); (viii) the taking of any action expressly required by this Agreement or the Transaction Documents or the failure to take any action expressly prohibited by this Agreement or the Transaction Documents (provided that this clause (viii) shall not apply for purposes of Section 4(b) or Section 4(c)); (ix) changes in Law (as defined below) or other legal or regulatory conditions (or the interpretation thereof); or (xii) changes in the generally accepted accounting principles in the United States or other accounting standards (or the interpretation thereof); provided, however, that to be excluded under the subsections above (other than subsection (vii) or subsection (viii)) such Effect may not disproportionately affect, as compared to others in the industry in which the Company or its subsidiaries are operated, the business, properties, financial condition, results of operations or prospects of the Company and its consolidated subsidiaries as a whole.

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(c)
Assuming satisfaction of all conditions to Closing specified herein, the execution, delivery and performance of this Agreement, the Transaction Documents and the consummation of the transactions contemplated hereby and thereby do not and will not conflict or result in a breach of or violation of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the assets or properties of the Company or any of its subsidiaries is subject, which has not been waived or the result of which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, nor will such action result in any violation of  the provisions of the Certificate of Incorporation or the Amended and Restated Bylaws of the Company or similar organizational documents of any of its subsidiaries or  any applicable law or statute or any order, rule, regulation or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations (each, a “Law”), except, with respect to (ii) above, for any such violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d)
The Company has the full legal right, power and authority to execute and deliver, and perform its obligations under this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby. This Agreement, the Transaction Documents and the transactions contemplated hereby and thereby have been duly authorized, executed and delivered by the Company, and when executed and delivered, assuming due authorization, execution and delivery by each Holder party thereto, constitutes and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

(e)
The reports of the Company required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date of this Agreement did not, at the time they were filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that information disclosed in such reports shall be deemed to be modified by information disclosed in subsequently filed reports filed before the date of this Agreement.

(f)
As of the date hereof, the Company is unaware of any item requiring disclosure by the Company to the public on a Current Report on Form 8-K under the Exchange Act and does not currently intend to disclose any item to the public on a Current Report on Form 8-K under the Exchange Act with respect to events or other matters that would reasonably be expected to have a material adverse effect on the trading price of the Common Stock, except for the filing of a Current Report on Form 8-K (i) for this Agreement and the transactions described herein as described in Section 7(c) and (ii) that provides an operational update and discloses the Company’s liquidity position after giving effect to this Agreement and the transactions described herein; provided, however, the Company may in the future be required or deem it necessary to file additional Current Reports on Form 8-K to report material events or provide operational updates in order to satisfy its disclosure obligations.

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(g)
Neither the Company, nor, to its knowledge, any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation or (ii) published any advertisement in connection with the offer and sale of the Offered Securities.

(h)
The Shares, when issued and delivered in exchange for the cancellation of the Debt in accordance with the terms and for the consideration set forth in this Agreement, and upon effectiveness of the Majority Stockholder Approval and filing and acceptance of the Certificate of Designation with the Secretary of State of the State of Delaware, will be duly and validly authorized and issued, fully-paid and non-assessable, free and clear of all encumbrances, liens, equities or claims and any preemptive or similar rights.  The Pre-Funded Warrants that may be issued upon conversion of the Shares upon issuance will be duly and validly authorized, free and clear of all encumbrances, liens, equities or claims and any preemptive or similar rights. The shares of Class A Common Stock that may be issued upon conversion of the Shares or the exercise of any Pre-Funded Warrants have been duly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designation or Pre-Funded Warrants, as applicable, will be duly and validly authorized and issued, fully-paid and non-assessable, free and clear of all encumbrances, liens, equities or claims and any preemptive or similar rights.

(i)	The Company is not, and has not been, an issuer described in Rule 144(i)(1) under the Securities Act.

(j)
There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Company who would be entitled to any fee or commission from Company or each of the Holders for soliciting the exchange upon consummation of the transactions contemplated by this Agreement.

(k)
The Class A Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.

Section 5.          Tax Matters.

(a)
For U.S. federal and applicable state and local income tax purposes, the Company and the Holders hereby acknowledge and agree (i) that notwithstanding the form of the Exchanged Notes, the Exchanged Notes are treated as equity of the Company and (ii) to file all tax returns consistent with the tax treatment described in clause (i).

(b)
The Company and its paying agent shall be entitled to deduct or withhold taxes on all payments or deemed payments (including constructive distributions) on the exchange of the Exchanged Notes for the Shares, the Shares, the Conversion Shares and the Pre-Funded Warrants to the extent required by law. The Company and its paying agent shall be entitled to satisfy any required withholding tax on non-cash payments (including deemed payments) to a Holder through any sale of all or a portion of the Shares or the Conversion Shares or the Pre-Funded Warrants received by such Holder as dividends or upon conversion of the Shares or the Pre-Funded Warrants or otherwise owned by such Holder.  To the extent such amounts are so deducted or withheld and paid over to the applicable taxing authority, such amounts shall be treated for all purposes as having been paid to the Holder to whom such amounts would otherwise have been paid absent such deduction or withholding.

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Section 6.          Exempt Transaction.

(a)
Each Holder understands that the exchange of the Exchanged Notes for the Shares hereby is intended to be exempt from registration under Section 3(a)(9) of the Securities Act, which exemption depends upon, among other things, the accuracy of the Holder’s representations expressed herein.

(b)
Each Holder represents and warrants to the Company that it did not purchase the Exchanged Notes with a view to, or for sale in connection with, any distribution of the Shares issuable upon exchange of the Exchanged Notes in violation of the Securities Act or other securities laws.

(c)
Each Holder represents and warrants to the Company that  to the knowledge of the Holder, no commission or other remuneration has been or will be paid or given, directly or indirectly, for soliciting the transactions contemplated hereby, and  the Company did not, and to the knowledge of the Holder, no person acting on behalf of the Company did, solicit the Holder with respect to this disposition of the Exchanged Notes.

(d)
Each Holder represents and warrants to the Company that the Holder is not, and has not been in the preceding three months, an “affiliate” of the Company as such term is defined in Rule 144 under the Securities Act, nor to the knowledge of the Holder did the Holder acquire the Exchanged Notes within one year from the date of this Agreement from a person that was an affiliate of the Company.

(e)
The Company represents and warrants to each Holder that (i) no commission or other remuneration has been or will be paid or given, directly or indirectly, for soliciting the transactions contemplated hereby, and (ii) the Company did not, and no person acting on behalf of the Company did, solicit the Holder with respect to this disposition of the Exchanged Notes.

(f)
Each Holder understands that the Shares have not been registered under the Securities Act, and are being issued hereunder in reliance upon a specific exemption from the registration provisions of the Securities Act afforded by Section 3(a)(9) of the Securities Act.  Under current interpretations of the SEC, securities that are obtained in a Section 3(a)(9) exchange generally assume the same character (i.e., restricted or unrestricted) as the securities that have been surrendered.

Section 7.          Certain Covenants.

(a)
As of the Closing or promptly after termination of this Agreement other than pursuant to Section 8(d), the Company shall pay in full all legal fees and expenses, including, without limitation, the reasonable and documented legal fees and expenses (excluding taxes) incurred by Adage Capital Partners, LP and incurred prior to the Closing or promptly after termination of this Agreement other than pursuant to Section 8(d), as notified by Adage Capital Partners, LP to the Company at least one calendar day prior to the Closing or within two business days after termination, as applicable. The Company shall also pay all amounts due under Section 8(a) when so required under Section 8(a).

(b)
During the period commencing on the date of this Agreement and ending on the Closing, (a) the Company will use commercially reasonable efforts to (i) conduct its business in the ordinary course of business and (ii) preserve intact its existence and business organization, permits, goodwill and present business relationships with all material customers, suppliers, licensors, distributors and others having significant business relationships with the Company, in the case of clause (ii) above, in all material respects, and, in the case of clause (i) and clause (ii) above, excluding any transactions contemplated hereby, and (b) the Company shall not, without the prior written consent of each of the Holders, take any action that would have required the consent or approval of the holders of Series C Preferred Stock under the Certificate of Designation had the Certificate of Designation become effective (and the Series C Preferred Stock issued to the Holders) as of the date of this Agreement.

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(c)
The Company covenants and agrees to file a Current Report on Form 8-K with the SEC containing the applicable disclosure regarding this Agreement and the transactions contemplated hereby required by a Current Report on Form 8-K for material agreements and transactions of this type and the operational update and liquidity disclosure referred to in Section 4(f) on such Current Report on Form 8-K not later than 9:00 am Eastern Time on the business day following the execution of this Agreement.

(d)
The Company covenants and agrees with the Holders that from and after the execution of this Agreement until the Closing, it shall not negotiate with any party regarding, or consummate, any exchange of any of the Company’s debt or equity securities other than as expressly contemplated by this Agreement.

(e)
The Company covenants and agrees to deliver the executed Transaction Documents to the Company’s representative at The Nasdaq Global Market within two business days of the date of this Agreement and to promptly begin discussions with such representative regarding approval of the transactions contemplated by this Agreement by The Nasdaq Global Market.

(f)
Each of the parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable law and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Company and each Holder shall use its commercially reasonable efforts to make all filings and obtain all consents of governmental authorities that may be necessary or, in the reasonable opinion of the Holders or the Company, as the case may be, advisable for the consummation of the transactions contemplated by this Agreement and the Transaction Documents.

(g)
Prior to Closing, the Company shall submit an application for the listing of the Class A Common Stock underlying the Offered Securities to The Nasdaq Global Market, and the Company shall use commercially reasonable efforts to ensure that The Nasdaq Global Market shall have provided a notification to the Company confirming that its review process has been completed.

Section 8.          Termination. This Agreement may be terminated:

(a)
by either the Company, on the one hand, or the Holders of a majority of the aggregate outstanding principal amounts under the Exchange Notes, on the other hand, upon written notice of termination to the other parties, if the Closing has not occurred on or before February 20, 2023, (the “Outside Date”) and such principal and accrued interest outstanding under the Exchanged Notes shall become due on the Outside Date; provided, that the right to terminate this Agreement pursuant to this Section 8(a) shall not be available to a party if the inability to satisfy any of the conditions to Closing was due primarily to the failure of such party to perform any of its obligations under this Agreement;

(b)
by either the Company, on the one hand, or the Holders of a majority of the aggregate outstanding principal amounts under the Exchange Notes, on the other hand, if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any governmental authority of competent jurisdiction which permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal;

(c)
by the Holders of a majority of the aggregate outstanding principal amounts under the Exchange Notes, upon written notice of termination to the Company, if (A) the Company has breached or failed to perform any of its covenants or other agreements contained in this Agreement to be complied with by it such that the Closing condition set forth in Section 2(b) would not be satisfied, (B) there exists a breach of any representation or warranty of the Company contained in Section 4 of this Agreement such that the Closing condition set forth in Section 2(a) would not be satisfied, and in the case of each of clauses (A) and (B) above, such breach, failure to perform or failure to satisfy such Closing condition, as applicable, (x) has not been waived by the Holders of a majority of the aggregate outstanding principal amounts under the Exchange Notes or cured on or before the earlier of 10 calendar days after receipt by the Company of written notice thereof or the Outside Date or (y) is incapable of being cured by the Company by the Outside Date, or (C)(1) the Company shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, manager, trustee, examiner or other custodian for all or a substantial part of its property or shall make any assignment for the benefit of creditors, or (2) the Company shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts or obligations when due; or

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(d)
by the Company, upon written notice of termination to the Holders, if (A) Holders of a majority of the aggregate outstanding principal amounts under the Exchange Notes have breached or failed to perform any of its covenants or other agreements contained in this Agreement to be complied with by them such that the Closing condition set forth in Section 2(b) would not be satisfied, (B) there exists a breach of any representation or warranty of a Holder contained in Section 3 of this Agreement such that the Closing condition set forth in Section 2(a) would not be satisfied, and in the case of each of clauses (A) and (B) above, such breach, failure to perform or failure to satisfy such Closing condition, as applicable, (x) has not been waived by the Company or cured on or before the earlier of 10 calendar days after receipt by the Holders of written notice thereof or the Outside Date or (y) is incapable of being cured by the Holders by the Outside Date.

Section 9.          Indemnification.  The Company and each of the Guarantors (as defined in the Exchanged Notes) agree, jointly and severally, to indemnify the Holders and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and to advance funds and to reimburse each Indemnitee upon request from time to time with respect to, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of any one counsel for each Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Company or any of its affiliates arising out of, in connection with, or as a result of, any actual, threatened or prospective claim, litigation, investigation or proceeding relating to (i) the execution or delivery of this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or (ii) any Offered Securities, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any of its affiliates, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Company against an Indemnitee for breach in bad faith of such Indemnitee’s material obligations hereunder or under any other Transaction Document, if the Company has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. “Related Parties” means, with respect to any person, such person’s affiliates and the partners, directors, officers, employees, agents and advisors of such person and of such person’s affiliates. This covenant shall survive any termination of this Agreement.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

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Section 10.          Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given, if to the Company, to:

Stronghold Digital Mining, Inc.
595 Madison Avenue, 28th Floor
New York, New York 10022
Attention: General Counsel
Email: matt.usdin@strongholddigitalmining.com

with a copy to:

Vinson & Elkins LLP
901 East Byrd Street, Suite 1500,
Richmond, VA 23219,
Attention: Daniel LeBey
Email: dlebey@velaw.com

and if to a Holder, to the contact information set forth on such Holder’s signature page hereto,

or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 11.          Confidentiality.  Each of Company and each Holder represents that it has not disclosed any information regarding discussions relating to this Agreement and has directed its representatives not to disclose any such information. Except as may be required by applicable law or regulatory requirement, neither Company nor the Holder shall disclose the existence or terms of this Agreement or any of the provisions contained herein without the prior written consent of the other until public disclosure of the Agreement and the transactions contemplated hereby pursuant to Section 7(c); provided, however, that nothing contained herein shall prevent any party from promptly making all filings with any governmental entity or supervisory body (including, without limitation, the Company’s ongoing reporting obligations under the Exchange Act) or disclosures with the stock exchange, if any, on which such party’s capital stock is listed, as may, in its judgment, be required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Each Holder acknowledges that  the terms of this Agreement and the transactions contemplated hereunder may be considered material non-public information concerning the Company and  U.S. securities laws restrict the purchase and sale of securities (including entering into hedge transactions involving such securities) by persons who possess material non-public information relating to the issuer of such securities, and also the communication of such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

Section 12.          Amendments and Waivers.  Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Company and the Holders of a majority of the aggregate outstanding principal amounts under the Exchanged Notes. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party or parties against whom the waiver is to be effective.  Notwithstanding the forgoing, any amendment or waiver which materially adversely alters or changes any rights of any Holder under this Agreement must, in each case, be executed by the Company and the Holder. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 13.          Expenses.  Except as set forth in Section 2(g), all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

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Section 14.          Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

Section 15.          Governing Law: Jurisdiction; Waiver of Jury Trial.  This Agreement shall be subject to and governed by the laws of the State of New York, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Each party hereby submits to the jurisdiction of the state and federal courts in the State and county of New York City, New York. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 16.          Survival.  Notwithstanding the provisions of Section 8, the provisions of Section 2(g), Section 7(a), Section 7(c), Section 8, Section 9, Section 10, Section 11, Section 12, Section 13, Section 14, Section 15, Section 16, Section 17, Section 18, Section 20, Section 21, Section 22, Section 23, Section 24 and Section 25, hereof shall survive the termination of this Agreement indefinitely.

Section 17.          Specific Performance.  Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Accordingly, each party agrees that the other parties will be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

Section 18.          Counterparts; Third Party Beneficiaries.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.  No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 19.          Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 20.          Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 21.          Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

Section 22.          Limitation on Damages.  Notwithstanding anything to the contrary contained in this Agreement, except as provided below, none of the parties to this Agreement shall be entitled to either punitive, special, indirect, or consequential damages in connection with this Agreement and the transactions contemplated hereby. The Company and each Holder hereby expressly waive any right to punitive, special, indirect, or consequential damages (including loss of profits or revenue that are not direct, actual damages) in connection with this Agreement and the transactions contemplated hereby, except to the extent either (i) actually awarded to a third party and for which a party entitled to indemnification or damages hereunder is liable or (ii) which such party has paid under a third party claim subject to indemnification hereunder.

13

Section 23.          No Recourse Against Non-Parties.  All claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may be made only against the entities that are expressly identified as parties hereto.  No person who is not a named party to this Agreement, including any director, officer, employee, member, partner (general or limited), securityholder, affiliate, agent, attorney or representative of any named party to this Agreement (“Non-Party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or affiliates) for any obligations arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation or execution; and each party waives and releases all such claims and obligations against any such Non-Party Affiliates.  Non-Party Affiliates are expressly intended as third party beneficiaries of this provision of this Agreement.

Section 24.          Independent Nature of Holder’s Obligations. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement.  Nothing contained herein, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that a Holder is in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  No Holder shall, as a result of its entering into and performing its obligations under this Agreement, be deemed to be part of a “group” (as that term is used in Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder) with any of the other Holders. Each Holder shall be entitled to independently protect and enforce its rights, including, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

Section 25.           Equity Interests.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Offered Securities, and shall be appropriately adjusted for combinations, splits, recapitalizations and the like of the Series C Preferred Stock or the Common Stock occurring after the date of this Agreement.

[Signature Pages Follow]

14

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

STRONGHOLD DIGITAL MINING, INC.

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Chief Executive Officer

GUARANTORS, solely with respect to Section 9:

CLEARFIELD PROPERTIES INC.
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

EIF SCRUBGRASS, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

FALCON POWER LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

LEECHBURG PROPERTIES, INC.
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

LIBERTY BELL FUNDING, LLC
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

OLYMPUS PANTHER HOLDINGS, LLC
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

Signature Page to Exchange Agreement

PANTHER CREEK PERMITTING, LLC
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

PANTHER CREEK POWER OPERATING,
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

PANTHER OP INTEREST HOLDINGS, LLC
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

SCRUBGRASS POWER LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

SCRUBGRASS RECLAMATION COMPANY, L.P.
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING BT, LLC
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING EQUIPMENT, LLC
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING HASHCO, LLC
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING HOSTING, LLC
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING HOLDINGS, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING OPERATING, LLC
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING LLC,

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING PENN, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING TH, LLC
By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

2

ADAGE CAPITAL PARTNERS, LP

By: Adage Capital Partners, GP, LLC, its General Partner

By: Adage Capital Advisors, LLC, its Managing Member

By:	/s/ Dan Lehan
Name: Dan Lehan
Title: COO / CCO

Address for Notices to Holder pursuant to Section 7:

Adage Capital Partners, LP
Attn: Dan Lehan
200 Clarendon St., Ste. 52
Boston, MA 02116
Email: DJL@adagecapital.com

with an additional copy by email only to (which shall not constitute notice):

Christopher E. Centrich
Email: ccentrich@akingump.com

Aggregate Amount of Exchanged Notes and Debt to be extinguished: $13,254,629.63

Number of shares of Series C Preferred Stock to be issued: 17,112.593

Signature Page to Exchange Agreement

3

CONTINENTAL GENERAL INSURANCE COMPANY

By:	/s/ Michael Gorzynski
Name: Michael Gorzynski
Title: Executive Chairman

Address for Notices to Holder pursuant to Section 7:

Continental General Insurance Company
11001 Lakeline Blvd., Ste. 120
Austin, TX 78717
Email: Mike@cgic.com

Aggregate Amount of Exchanged Notes and Debt to be extinguished: $3,313,657.41

Number of shares of Series C Preferred Stock to be issued: 4,278.148

Signature Page to Exchange Agreement

PARALLAXES CAPITAL OPPORTUNITY FUND IV, L.P.

By:	/s/ Andrew Lee
Name: Andrew Lee
Title: Chief Investment Officer

Address for Notices to Holder pursuant to Section 7:

Parallaxes Capital Opportunity Fund IV, L.P.
250 Park Avenue Floor 7
New York, NY 10177
Attn: Andrew Lee
E-mail: andy@plxcap.com

Aggregate Amount of Exchanged Notes and Debt to be extinguished: $1,325,462.96

Number of shares of Series C Preferred Stock to be issued: 1,711.259

Signature Page to Exchange Agreement

Exhibit A

Certificate of Designation of the
Series C Preferred Stock

Exhibit A

STRONGHOLD DIGITAL MINING, INC.

CERTIFICATE OF DESIGNATIONS

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

SERIES C CONVERTIBLE PREFERRED STOCK

(Par Value $0.0001 Per Share)

Stronghold Digital Mining, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended from time to time (the “DGCL”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Second Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time in accordance with its terms and the DGCL, the “Certificate of Incorporation”), which authorizes the Board of Directors, by resolution, to provide out of the unissued shares of the preferred stock (the “Preferred Stock”) for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights (if any), designations, powers, preferences and relative, participating, optional, special and other rights (if any) of each such series and any qualifications, limitations and restrictions thereof, and in accordance with the provisions of Section 151 of the DGCL, the Board of Directors duly adopted on [●], 2023 the following resolution:

RESOLVED, that the rights, powers and privileges, and the restrictions, qualifications and limitations, of the Series C Preferred Stock as set forth in the Certificate of Designations are hereby approved and adopted by the Board of Directors and the Series C Preferred Stock is hereby authorized out of the Corporation’s authorized Preferred Stock, par value $0.0001 per share; and the form, terms and provisions of the Certificate of Designations are hereby approved, adopted, ratified and confirmed in all respects as follows:

ARTICLE 1
DESIGNATION

Section 1.1. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a series of preferred stock designated “Series C Convertible Preferred Stock” (the “Series C Preferred Stock”), consisting of twenty-three thousand, one hundred two (23,102) shares, par value $0.0001 per share (each, a “Series C Preferred Share”). Each Series C Preferred Share shall rank equally in all respects and shall be subject to the following provisions of this Certificate of Designations. Series C Preferred Shares which have been converted, redeemed, repurchased or otherwise acquired by the Corporation shall be retired and, following the filing of any certificate required by the DGCL, will have the status of authorized and unissued shares of the Corporation’s Preferred Stock, without designation as to series, until such shares are once more designated by the Board of Directors as part of a particular series of Preferred Stock.

ARTICLE 2
RANK AND PREFERENCE

Section 2.1. The Series C Preferred Stock shall, with respect to rights upon an acquisition, merger or consolidation of the Corporation, sale of all or substantially all assets of the Corporation, other business combination or liquidation, dissolution or winding up of the affairs of the Corporation, either voluntary or involuntary (collectively, a “Liquidation Event”) rank:

(a)          senior to the Class A Common Stock, par value $0.0001 per share, of the Corporation (including any capital stock into which the Class A Common Stock shall have been converted, exchanged or reclassified following the date hereof, the “Class A Common Stock”), the Class V Common Stock, par value $0.0001 per share, of the Corporation (the “Class V Common Stock” and together with the Class A Common Stock, the “Common Stock”), and any other class or series of capital stock of the Corporation, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series C Preferred Stock with respect to rights upon a Liquidation Event (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such capital stock, the “Junior Stock”);

(b)           on a parity with any class or series of capital stock of the Corporation, the terms of which provide that such class or series ranks on a parity with the Series C Preferred Stock with respect to rights upon a Liquidation Event (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such capital stock, the “Parity Stock”); and

(c)          junior to any class or series of capital stock of the Corporation, the terms of which expressly provide that such class or series ranks senior to the Series C Preferred Stock with respect to rights upon a Liquidation Event (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such capital stock, the “Senior Stock”).

Section 2.2.  In the event of a Liquidation Event, each Holder shall, with respect to each Series C Preferred Share owned by such Holder, be entitled to receive, out of funds of the Corporation legally available therefor, before any payment or distribution of any assets of the Corporation shall be made or set apart for holders of the Junior Stock, an amount per Series C Preferred Share equal to the Stated Value (as defined below).  If upon any such Liquidation Event of the Corporation, the funds and assets available for distribution to the stockholders of the Corporation shall be insufficient to pay the Holders the full amount to which they are entitled under this Section 2.2 and the holders of any shares of Parity Stock ranking on a parity with the Series C Preferred Stock the full amount to which they are entitled under the Certificate of Incorporation or any certificate of designations, the Holders and the holders of such Parity Stock shall share ratably in any distribution of the funds and assets legally available for distribution in respect of the shares of Series C Preferred Stock and such Parity Stock held by them upon such distribution. The “Stated Value” shall mean One Thousand United States Dollars ($1,000.00) per share, subject to any adjustment for stock splits, stock combinations, recapitalizations and similar transactions as set forth herein; provided, that a Fundamental Transaction shall not constitute a Liquidation Event but instead shall be subject to Article 4.

ARTICLE 3
VOTING RIGHTS AND TRANSFERABILITY

Section 3.1.  Except as required by the DGCL or the Certificate of Incorporation (including this Certificate of Designations), Holders shall not have any voting rights except as set forth in this Section 3.1.  The Corporation shall require approval of the Holders of at least two-thirds (66.67%) of the then outstanding Series C Preferred Shares (together with any Parity Stock) to (either directly or through a Subsidiary or controlled Affiliate):

(a)
amend, alter, repeal or otherwise modify (whether by merger, operation of law, consolidation or otherwise) (i) any provision of the Certificate of Incorporation (including this Certificate of Designations) or the Corporation’s bylaws in a manner that would adversely affect the powers, rights, preferences or privileges of the Series C Preferred Stock or (ii) any provision of this Certificate of Designations;

(b)
authorize, create, increase the authorized amount of, or issue any Series C Preferred Stock or class or series of Senior Stock or Parity Stock or any security convertible into, or exchangeable or exercisable for, shares of Series C Preferred Stock, Senior Stock or Parity Stock;

(c)
authorize, enter into or otherwise engage in a Fundamental Transaction unless such Fundamental Transaction does not adversely affect the rights, preferences or privileges of the Series C Preferred Stock; and

(d)	agree or consent to any of the foregoing.

Section 3.2.  No Holder shall be entitled to transfer any Series C Preferred Shares to any Person who is not a ”United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and any such transfer shall be void ab initio.

Section 3.3.  Certificated Shares; Replacement Certificates.

(a)          The Corporation agrees, upon request of a Holder or permitted assignee, to take all steps reasonably necessary to promptly effect the removal of any restrictive legend from the certificates representing Series C Preferred Shares or shares of Class A Common Stock issued or the book-entry account of such Series C Preferred Shares or shares of Class A Common Stock, and the Corporation shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as such Holder, its permitted assigns or its broker provides to the Corporation a certification as to the length of time such shares have been held and a certification that such Holder is not an Affiliate of the Corporation.  The Corporation shall cooperate with the Holder to effect the removal of the legend at any time such legend is no longer appropriate.

(b)          The Corporation shall replace any mutilated Series C Preferred Stock certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may reasonably be required by the Corporation.

(c)          Notwithstanding anything to the contrary herein, unless requested in writing by a Holder to the Corporation, shares of Common Stock issued upon conversion of shares of Series C Preferred Stock or exercise of a Pre-Funded Warrant shall be uncertificated, book entry form as permitted by the bylaws of the Corporation and the DGGL.

Section 3.4. Subject to the terms of this Certificate of Designations, the Holder may transfer to any Person any portion of their Series C Preferred Stock issued pursuant to this Certificate of Designations or any Class A Common Stock issued upon conversion of the Series C Preferred Stock (or exercise of Pre-Funded Warrants (as defined below)) issued pursuant to this Certificate of Designation or Pre-Funded Warrants.

ARTICLE 4
CONVERSION; FUNDAMENTAL TRANSACTIONS

Section 4.1. Securities To Be Delivered Upon Conversion. Each Series C Preferred Share shall be convertible into shares of Class A Common Stock or Pre-Funded Warrants (the “Conversion Securities”) at a conversion rate equal to (i) (A) the Stated Value plus (B) cash in lieu of fractional shares, as set forth in Section 4.7 divided by (ii) a conversion price of $0.40 per share of Class A Common Stock (subject to the adjustments in Section 4.5 herein, the “Conversion Price”) as provided in this Article 4. On the date of conversion, with respect to each Series C Preferred Share, uncertificated book-entry shares representing the number of shares of Class A Common Stock into which such share of Series C Preferred Stock is converted (or Pre-Funded Warrants with respect to such shares, as applicable) shall be promptly issued and delivered to the Holder thereof or such Holder’s designee upon presentation and surrender of the certificate evidencing the Series C Preferred Stock, if any (or, if such certificate or certificates have been lost, stolen, or destroyed, a lost certificate affidavit and indemnity in form and substance reasonably acceptable to the Corporation), to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes, if any, allocable to the Holder pursuant to Section 4.4. The Person or Persons entitled to receive the Class A Common Stock and/or cash issuable upon conversion of Series C Preferred Stock (or Pre-Funded Warrants) shall be treated for all purposes as the record holder(s) of such shares of Class A Common Stock and/or securities (including Pre-Funded Warrants) as of the close of business on the date of conversion with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Class A Common Stock and/or cash (or Pre-Funded Warrants) to be issued or paid upon conversion or shares of Series C Preferred Stock should be registered or paid or the manner in which such shares (or Pre-Funded Warrants) should be delivered, the Corporation shall be entitled to register and deliver such shares (or Pre-Funded Warrants), and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

Section 4.2. Optional Conversion.

(a) Optional Conversion Right. Subject to Section 4.3, from and after the issuance of the Series C Preferred Shares (the “Issuance Date”), each Holder shall be entitled to convert all or a portion of such Holder’s Series C Preferred Shares, at any time and from time to time (any such conversion, an “Optional Conversion”), into a number of duly authorized, validly issued, fully paid and non-assessable shares of Class A Common Stock as set forth in this Article 4. From and after any such conversion, the Series C Preferred Shares so converted shall no longer be deemed to be outstanding, and all rights of the Holder with respect to such Series C Preferred Shares shall immediately terminate, except the right to receive the shares of Class A Common Stock issuable pursuant to such Optional Conversion.

(b) Notice of Optional Conversion. In order to effect an Optional Conversion, a Holder shall submit a written notice to the Corporation, duly executed by an officer of the Holder and in the form attached hereto as Annex A (the “Optional Conversion Notice”), stating that the Holder irrevocably elects to convert the number of Series C Preferred Shares specified in such Optional Conversion Notice. Upon receiving an Optional Conversion Notice, the Corporation shall issue and deliver to such Holder the number of shares of Class A Common Stock issuable upon conversion of such Series C Preferred Shares.

(c) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of Series C Preferred Shares, and a Holder shall not have the right to convert any Series C Preferred Shares, to the extent that, after giving effect to the conversion set forth on the applicable Optional Conversion Notice, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Class A Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Class A Common Stock issuable upon conversion of the Series C Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Class A Common Stock which are issuable upon (i) conversion of the remaining, unconverted shares of Class A Common Stock underlying the Series C Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4.2, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4.2 applies, the determination of whether the Series C Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many Series C Preferred Shares are convertible shall be in the sole discretion of such Holder, and the submission of an Optional Conversion Notice shall be deemed to be such Holder’s determination of whether such Series C Preferred Shares may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many Series C Preferred Shares are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers an Optional Conversion Notice that such Optional Conversion Notice has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4.2, in determining the number of outstanding shares of Class A Common Stock, a Holder may rely on the number of outstanding shares of Class A Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the U.S. Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Class A Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Class A Common Stock then outstanding. In any case, the number of outstanding shares of Class A Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series C Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Class A Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Class A Common Stock outstanding immediately after giving effect to the issuance of shares of Class A Common Stock issuable upon conversion of Series C Preferred Shares held by the applicable Holder. The limitations contained in this paragraph shall apply to a successor holder of Series C Preferred Stock.

Section 4.3. Automatic Conversion.

(a) Automatic Conversion. Upon the fifth anniversary of the Issuance Date, each outstanding Series C Preferred Share will automatically and immediately convert (the “Automatic Conversion”) into a number of duly authorized, validly issued, fully paid and non-assessable shares of Class A Common Stock or Pre-Funded Warrants as set forth in this Article 4 without any further action by the Holders. From and after the Automatic Conversion, the Series C Preferred Shares shall no longer be deemed to be outstanding, and all rights of the Holders with respect to such Series C Preferred Shares shall immediately terminate, except the right to receive the shares of Class A Common Stock or Pre-Funded Warrants, as applicable.

(b) Automatic Conversion Notice. In advance of the occurrence of the Automatic Conversion, the Corporation shall deliver to all Holders a written notice of the Automatic Conversion pursuant to this Section 4.3.

(c) Automatic Conversion Beneficial Ownership Limitation. Upon the Automatic Conversion, in lieu of issuing any shares of Class A Common Stock to a Holder that would exceed the Beneficial Ownership Limitation, the Corporation will issue, and the Holder will receive, pre-funded warrants exercisable for the number of shares of Class A Common Stock which would otherwise be issuable (“Pre-Funded Warrants”), substantially in the form attached hereto as Annex B, the exercise of which shall be subject to the Beneficial Ownership Limitation.

Section 4.4. Transfer Taxes. Issuances of shares of Class A Common Stock or Pre-Funded Warrants upon conversion of the Series C Preferred Shares shall be made without charge to the Holder for any issuance or transfer tax in respect of the issuance thereof; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Class A Common Stock or Pre-Funded Warrants in a name other than that of the converting Holder, and no such issuance or delivery need be made unless and until the Person requesting such issuance or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been, or will timely be, paid.

Section 4.5. Adjustments for Subsequent Events. From and after the date of this Certificate of Designations, adjustments shall be made to the Conversion Price from time to time as follows:

(a) Adjustment Upon Stock Dividends, Certain Issuances, Subdivisions or Combinations of Common Stock.  If the Corporation, at any time while Series C Preferred Shares are outstanding:  (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Class A Common Stock or any other equity or equity equivalent securities payable in shares of Class A Common Stock, (ii) subdivides outstanding shares of Class A Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Class A Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Class A Common Stock any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Class A Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Class A Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section 4.5(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

(b)          Fundamental Transaction.  If, at any time while Series C Preferred Shares are outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person (excluding a merger effected solely to change the Corporation’s name), (ii) the Corporation (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any direct or indirect purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Class A Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Class A Common Stock (not including any shares of Class A Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent Optional Conversion or the Automatic Conversion, the Holder shall have the right to receive, for each share of Class A Common Stock that would have been issuable upon such Optional Conversion or the Automatic Conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to the Beneficial Ownership Limitation), the number of shares of common stock of the successor or acquiring corporation, or of the Class A Common Stock if the Corporation is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Class A Common Stock into which a Holder’s Series C Preferred Shares are convertible immediately prior to such Fundamental Transaction (without regard to the Beneficial Ownership Limitation).

c)  Alternate Consideration.  If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any Optional Conversion or the Automatic Conversion following such Fundamental Transaction.  The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 4.5(c) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for the Series C Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Class A Common Stock acquirable and receivable upon an Optional Conversion or the Automatic Conversion (without regard to the Beneficial Ownership Limitation) prior to such Fundamental Transaction, and with a conversion price which applies the Conversion Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Class A Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Series C Preferred Shares immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder.  Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for, the Corporation so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” or the “Corporation” shall refer instead to the Successor Entity, and the Successor Entity may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

(d)  Other Distributions.  During such time as the Series C Preferred Shares are outstanding, if the Corporation shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Class A Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) other than any such dividend or distribution that is subject to Section 4.5(a) hereof (a “Distribution”), at any time after the issuance of the Series C Preferred Shares, then, in each such case, the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such Distribution by a fraction of which the denominator shall be the closing price on the record date mentioned above, and of which the numerator shall be such closing price on such record date less the then-per-share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Class A Common Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Class A Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)          Repurchases. Unless otherwise adjusted pursuant to Section 4.5(a) through Section 4.5(f) hereof, if, at any time while Series C Preferred Shares are outstanding, the Corporation effects any Repurchases (as defined below), then, following the completion of the Repurchase, the Conversion Price shall be reduced to the price determined by multiplying the Conversion Price in effect immediately prior to the date of the Repurchase by a fraction of which the numerator shall be (i) the product of (A) the number of shares of Class A Common Stock outstanding immediately prior to the date of the Repurchase and (B) the closing price of the Class A Common Stock on the Trading Day immediately preceding the Corporation’s first public disclosure of its intent to effect such Repurchases, minus (ii) the Assumed Payment Amount (as defined below), and of which the denominator shall be the product of (A) the number of shares of Class A Common Stock outstanding immediately prior to the date of the Repurchase minus the number of shares of Class A Common Stock so repurchased and (B) the closing price of the Class A Common Stock on the Trading Day immediately preceding the Corporation’s first public disclosure of its intent to effect such Repurchases. For purposes of the foregoing, the “Assumed Payment Amount” with respect to any Repurchases shall mean the closing price as of the date of such Repurchases, of the aggregate consideration paid to effect such Repurchases and “Repurchases” means any transaction or series of related transactions to purchase Class A Common Stock of the Corporation for a purchase price greater than the closing price on the Trading Day immediately prior to such transactions pursuant to any tender offer or exchange offer.

(f)  Exceptions to Adjustment Upon Issuance of Class A Common Stock.  Notwithstanding anything herein to the contrary herein, there shall be no adjustment to the Conversion Price with respect to any Excluded Issuance.

Section 4.5. Rights Plans. If the Corporation has a rights plan in effect with respect to the Common Stock when Series C Preferred Shares are converted, upon conversion of any shares of the Series C Preferred Stock, Holders of such shares will receive, in addition to the shares of Class A Common Stock, the rights under the rights plan relating to such Common Stock, unless, prior to such date the rights have (i) become exercisable or (ii) separated from the shares of Common Stock.

Section 4.6. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Class A Common Stock for the sole purpose of issuance upon conversion of the Series C Preferred Stock and, as applicable, the exercise of the Pre-Funded Warrants as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders, not less than such aggregate number of shares of the Class A Common Stock as shall be issuable (taking into account the adjustments and restrictions of this Article 4) upon the conversion of the then outstanding shares of Series C Preferred Stock and the exercise of the then outstanding Pre-Funded Warrants. The Corporation covenants that all shares of Class A Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

Section 4.7.  No Fractional Shares of Class A Common Stock.  No fractional shares of Class A Common Stock will be issued as a result of any conversion of shares of Series C Preferred Stock. In lieu of any fractional share of Class A Common Stock otherwise issuable in respect of any conversion pursuant hereto, the Corporation shall pay (concurrently with the issuance of the shares of Class A Common Stock) an amount in cash (computed to the nearest cent) equal to the same fraction of the closing price of the Class A Common Stock determined as of the second Trading Day immediately preceding the date of conversion.  If more than one share of the Series C Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Class A Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series C Preferred Stock so surrendered.

ARTICLE 5
DEFINITIONS

Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated.

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Business Day” means a day except a Saturday, a Sunday or other day on which commercial banks in the City of New York are authorized or required by applicable law to be closed.

“Excluded Issuances” means any issuance of (a) shares of any equity securities pursuant to an employee stock option plan, management incentive plan, restricted stock plan, stock purchase plan or stock ownership plan or similar benefit plan, similar program or similar agreement as approved by the Board of Directors and shareholders of the Corporation existing on or prior to the date hereof, (b) shares of any equity securities issuable upon exercise of any warrants or upon conversion, exercise or redemption of other securities outstanding as of the date of this Certificate of Designations which have been disclosed in the Corporation’s reports filed with the Securities and Exchange Commission pursuant to the Exchange Act prior to the date of this Certificate of Designations, or (c) shares of Class A Common Stock or securities convertible into Class A Common Stock, as applicable, issued by the Corporation upon any or pursuant to any of the other Transaction Documents.

“Holders” means the holders of outstanding Series C Preferred Shares as they appear in the records of the Corporation.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Subsidiary” means a corporation, association, company (including limited liability company), joint-stock company, business trust or other similar entity more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Corporation or by one or more other Subsidiaries, or by the Corporation and one or more other Subsidiaries.  For purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Trading Day” means a day on which the Class A Common Stock is traded for any period on the principal securities exchange or if the Class A Common Stock is not traded on a principal securities exchange, on a day that the Class A Common Stock is traded on another securities market on which the Class A Common Stock is then being traded or if the Class A Common Stock is not then traded, Trading Day shall mean a Business Day.

“Trading Market” means any of the following markets or exchanges on which the Class A Common Stock is listed or quoted for trading on the date in question:  the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means that certain Exchange Agreement by and among the Corporation and the Holders, dated as of December 30, 2022, that certain Registration Rights Agreement by and among the Corporation and the Holders, dated as of January [●], 2023, the Pre-Funded Warrants, and this Certificate of Designations.

ARTICLE 6
MISCELLANEOUS

Section 6.1. Notices. All notices or communications in respect of the Series C Preferred Shares shall be in writing, shall be effective upon delivery, and shall be delivered by (i) registered or certified mail, return receipt requested, postage prepaid, (ii) reputable nationwide overnight courier service guaranteeing next Business Day delivery, (iii) personal delivery, or (iv) email, with written confirmation of receipt.

Section 6.2. No Other Rights. The Series C Preferred Shares shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as expressly set forth herein or in the Certificate of Incorporation or as required by applicable law or regulation.

Section 6.3. Headings. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Section 6.4. Effectiveness. This Certificate of Designations shall become effective upon filing with the Secretary of State of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be duly executed and acknowledged by the undersigned, thereunto duly authorized, as of January [●], 2023.

STRONGHOLD DIGITAL MINING, INC.

By:
Name:
Title:

ANNEX A

STRONGHOLD DIGITAL MINING, INC.
SERIES C PREFERRED STOCK

CONVERSION NOTICE

The undersigned hereby irrevocably elects to convert _____________ shares of Series C Preferred Stock into shares of Class A Common Stock according to the conditions of the Certificate of Designations of the Series C Convertible Preferred Stock of Stronghold Digital Mining, Inc., as filed with the Secretary of State of the State of Delaware on January [●], 2023 (the “Certificate of Designations”), as of the date written below. The Corporation will pay any issuance or transfer tax on the issuance of shares of Class A Common Stock, unless the tax is due because the undersigned requests such shares of Class A Common Stock to be issued in a name other than the undersigned’s name, in which case, the undersigned will pay the tax.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Certificate of Designations.

Date of Conversion:______________

Signature: _____________________

Name: _________________________

Address:_________________________

ANNEX B

STRONGHOLD DIGITAL MINING, INC.
CLASS A COMMON STOCK PRE-FUNDED WARRANT

THIS PRE-FUNDED WARRANT (THE “WARRANT”) AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE COMPANY REQUESTS, AN OPINION SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Warrant Certificate No.: _________

Original Issue Date:  [______]

FOR VALUE RECEIVED, Stronghold Digital Mining, Inc., a Delaware corporation (the “Company”), hereby certifies that [HOLDER] or its registered assigns (the “Holder”) is entitled to purchase from the Company [_____] duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock, par value $0.0001 per share, at a purchase price per share of $0.001 (the “Strike Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant.

This Warrant is being issued to the Holder in exchange for [_____] shares of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), issued by the Company to the Holder on January [●], 2023.

1.          Definitions.  As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Aggregate Strike Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then outstanding, multiplied by (b) the Strike Price.

“Alternate Consideration” has the meaning set forth in Section 4(c)(ii).

“Attribution Parties” has the meaning set forth in Section 3(f)(i).

“Beneficial Ownership Limitation” has the meaning set forth in Section 3(f)(i).

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Certificate of Designations of the Series C Preferred Stock” means the certificate of designations of the Series C Preferred Stock filed with the Secretary of State of the State of Delaware on January [●], 2023.

“Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Distribution” has the meaning set forth in Section 4(c)(iii).

“Exchange Agreement” means that certain Exchange Agreement by and among the Company, the Holder and the other holders party thereto, dated as of December 30, 2022.

“Excluded Issuances” means any issuance of (a) shares of any equity securities pursuant to an employee stock option plan, management incentive plan, restricted stock plan, stock purchase plan or stock ownership plan or similar benefit plan, similar program or similar agreement as approved by the Board of Directors and shareholders of the Company existing on or prior to the date hereof, (b) shares of any equity securities issuable upon exercise of any warrants or upon conversion, exercise or redemption of other securities outstanding as of the date of this Warrant which have been disclosed in the Company’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) prior to the date of this Warrant, or (c) shares of Common Stock or securities convertible into Common Stock, as applicable, issued by the Company upon exercise of this Warrant or pursuant to any of the other Transaction Documents.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3(a) shall have been satisfied at or prior to 5:00 p.m., New York City, NY time, on a Business Day.

“Exercise Period” has the meaning set forth in Section 2.

“Fundamental Transaction” has the meaning set forth in Section 4(c)(ii).

“Holder” has the meaning set forth in the preamble.

“Notice of Exercise” has the meaning set forth in Section 3(a).

“Original Issue Date” means the first date hereabove written.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company, the Holder and the other holders party thereto, dated as of January [●], 2023.

“Series C Preferred Stock” has the meaning set forth in the Preamble.

“Strike Price” has the meaning set forth in the preamble, subject to adjustments in accordance with the terms of this Warrant.  No additional consideration (other than the Strike Price per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant.  The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date.

“Subsidiary” means a corporation, association, company (including limited liability company), joint-stock company, business trust or other similar entity more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.  For purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Successor Entity” has the meaning set forth in Section 4(c)(ii).

“Termination Date” means the date on which this Warrant is exercised in full.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question:  the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means the Exchange Agreement, the Certificate of Designations of the Series C Preferred Stock, the Registration Rights Agreement and this Warrant.

“Transfer Agent” has the meaning set forth in Section 3(c).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported on the OTCQX, OTCQB or OTC Pink Marketplace maintained by the OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the volume weighted average price of the Common Stock on the first such facility (or a similar organization or agency succeeding to its functions of reporting prices), or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.  For purposes of calculating VWAP over any multiple-day period, the number of shares of Common Stock shall be adjusted for any stock splits, stock combinations, reclassifications or similar transaction.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2.          Term of Warrant.  Subject to the terms and conditions hereof, at any time from the Original Issue Date through the Termination Date (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder, subject to the Beneficial Ownership Limitation and subject to adjustment as provided herein.

3.          Exercise of Warrant.

(a)          Exercise Procedure.  This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:  surrender of this Warrant to the Company at the address for notices in Section 10 below (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with a duly completed and executed exercise notice in the form attached hereto as Exhibit A (the “Notice of Exercise”).

(b)          RESERVED.

(c)          Delivery of Warrant Shares Upon Exercise.  In accordance with and subject to Section 3(a) and Section 4 hereof, the Company shall, as promptly as practicable, and in any event within three (3) Business Days after surrender of this Warrant, instruct the transfer agent (the “Transfer Agent”) for the Common Stock to record the issuance of the Warrant Shares purchased hereunder to the Holder in book-entry form pursuant to the Transfer Agent’s regular procedures.  The Warrant Shares shall be registered in the name of the Holder or, subject to compliance with Section 5 below, such other Person’s name as shall be designated.  This Warrant shall be deemed to have been exercised in whole or in part, and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the applicable Exercise Date.

(d)          Delivery of New Warrant.  Unless the purchase rights represented by this Warrant shall have been fully exercised, the Company shall, at the time of delivery of the Warrant Shares being issued in accordance with Section 3(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexercised Warrant Shares called for by this Warrant.  Such new Warrant shall in all other respects be identical to this Warrant.

(e)          Reservation of Shares.  During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Strike Price.  The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Strike Price then in effect, and shall take all such actions as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(f)          Exercise Restriction.  Notwithstanding anything herein to the contrary, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, and any such exercise shall be null and void and treated as if never made, to the extent, and only to the extent, that:

(i)          the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below) upon such exercise.  Except as set forth in the preceding sentence, for purposes of this Section 3(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 3(f)(i) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this Section 3(f)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the U.S. Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The limitations contained in this paragraph shall apply to a successor holder of this Warrant; or

(ii)          such issuance, when aggregated with any other Common Stock theretofore or simultaneously therewith issued (including all of the transactions as contemplated under the Transaction Documents) to or otherwise beneficially owned by the Holder and its Affiliates and any other Persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including any shares held by any “group” of which the Holder is a member) would result in a “change of control” of the Company within the meaning of Nasdaq Listing Rule 5635(b) or otherwise require shareholder approval under Nasdaq Listing Rule 5635(d); except that such limitation under this Section 3(f)(ii) shall not apply in the event that the Company obtains all necessary stockholder approvals for such exchange in accordance with the Nasdaq Listing Rules. The Company has obtained any such necessary stockholder approval as of [], 2023. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act.

4.          Mandatory Cashless Exercise; Adjustments.

(a)          RESERVED.

(b)          Cashless Exercise.  Upon the exercise of this Warrant in whole or in part, the Company will settle such exercise by paying or delivering, as applicable and as provided in this Section 4(b), shares of Common Stock, together, if applicable, with cash in lieu of fractional shares, in the amounts set forth herein.  This Warrant shall only be settled in shares of Common Stock, other than any cash payments in lieu of fractional shares, and shall not be settled in cash.  Upon settlement of the exercise of each Warrant, the Company will deliver the following:

(i)          A number of shares of Common Stock equal to the greater of (x) zero and (y) the quotient obtained by dividing [(VP-SP) * (WS)] by (VP), where:

WS = the number of Warrant Shares being exercised, subject to any adjustments as set forth in this Section 4;

VP = the 20-day VWAP as of the market close on the trading day immediately preceding the applicable Exercise Date; and

SP = the Strike Price in effect immediately after the close of business on such Exercise Date.

(ii)          Additionally, if the calculation set forth in Section 4(b)(i) results in the issuance of fractional shares of Common Stock, in lieu of delivering any fractional share of Common Stock otherwise due upon exercise of any Warrant, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction based on the VP per share of Common Stock on the applicable Exercise Date as set forth in Section 4(b)(i) or round up to the next whole share.

(c)          Strike Price and Warrant Share Adjustments.  Each of the Strike Price and the Warrant Shares will be adjusted from time to time as follows:

(i)          Adjustment Upon Stock Dividends, Certain Issuances, Subdivisions or Combinations of Common Stock.  If the Company, at any time while this Warrant is outstanding:  (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Strike Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of Warrant Shares shall be proportionately adjusted such that the Aggregate Strike Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 4(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

(ii)          Fundamental Transaction.  If, at any time while this Warrant is outstanding, (A) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person (excluding a merger effected solely to change the Company’s name), (B) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (C) any direct or indirect purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Common Stock, (D) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (E) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 3(f)(i) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 3(f)(i) on the exercise of this Warrant).

(iii)          For purposes of any such exercise, the determination of the Strike Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Strike Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 4(c)(ii) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder.  Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for, the Company so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity, and the Successor Entity may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

(iv)          Other Distributions.  During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) other than any such dividend or distribution that is subject to Section 4(c)(i) hereof (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Strike Price shall be adjusted by multiplying the Strike Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such Distribution by a fraction of which the denominator shall be the closing price on the record date mentioned above, and of which the numerator shall be such closing price on such record date less the then-per-share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith, and the number of Warrant Shares shall be proportionately adjusted such that the Aggregate Strike Price of this Warrant shall remain unchanged.  In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(v)          Repurchases. Unless otherwise adjusted pursuant to Section 4(c)(i) through (vi) hereof, if, at any time while this Warrant is outstanding, the Company effects any Repurchases, then, following the completion of the Repurchase, the Strike Price shall be reduced to the price determined by multiplying the Strike Price in effect immediately prior to the date of the Repurchase by a fraction of which the numerator shall be (a) the product of (1) the number of shares of Common Stock outstanding immediately prior to the date of the Repurchase and (2) the closing price of the Common Stock on the trading day immediately preceding the Company’s first public disclosure of its intent to effect such Repurchases, minus (b) the Assumed Payment Amount (as defined below), and of which the denominator shall be the product of (X) the number of shares of Common Stock outstanding immediately prior to the date of the Repurchase minus the number of shares of Common Stock so repurchased and (Y) the closing price of the Common Stock on the trading day immediately preceding the Company’s first public disclosure of its intent to effect such Repurchases. In such event, the number of Warrant Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by multiplying such number of Warrant Shares by the quotient of (A) the Strike Price in effect immediately prior to the date of the Repurchases divided by (B) the new Strike Price determined in accordance with the immediately preceding sentence. For purposes of the foregoing, the “Assumed Payment Amount” with respect to any Repurchases shall mean the closing price as of the date of such Repurchases, of the aggregate consideration paid to effect such Repurchases and “Repurchases” means any transaction or series of related transactions to purchase Common Stock of the Company for a purchase price greater than the closing price on the trading day immediately prior to such transactions pursuant to any tender offer or exchange offer.

(vi)          Exceptions to Adjustment Upon Issuance of Common Stock.  Notwithstanding anything herein to the contrary herein, there shall be no adjustment to the number of Warrant Shares issuable upon exercise of this Warrant or the Strike Price with respect to any Excluded Issuance.

(d)          Notices.  Whenever the Strike Price or the Warrant Shares are adjusted pursuant to any provision of this Section 4, the Company shall send to the Holder a notice setting forth the adjusted Strike Price or Warrant Shares and a brief statement of the facts requiring such adjustment.  In the event the Company shall consummate any Fundamental Transaction then, unless the Company has made a filing with the Securities and Exchange Commission, including pursuant to a Current Report on Form 8-K, which filing discloses such Fundamental Transaction, the Company shall give to each Holder a written notice of such Fundamental Transaction.

5.          Transfer of Warrant.  Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at the address for notices in Section 10 below (email being sufficient) with a properly completed and duly executed assignment in the form set forth on Exhibit B and any other documentation as may be reasonably requested from the Company.  Upon such compliance, surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

6.          Holder Not Deemed a Stockholder; Limitations on Liability.  Other than as set forth herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or be deemed the holder of shares of capital stock of the Company for any purpose (other than for tax purposes), nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise) or receive notice of meetings.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.          Replacement on Loss; Division and Combination.

(a)          Replacement of Warrant on Loss.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(b)          Division and Combination of Warrant.  Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys, along with any other documentation that the Company may reasonably request.  Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice.  Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

8.          Compliance with the Act.

(a)          Restrictive Legend.  The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 8 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act.  This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE COMPANY REQUESTS, AN OPINION SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

(b)          Removal of Restrictive Legend.  The Company agrees, upon request of the Holder or permitted assignee, to take all steps reasonably necessary to promptly effect the removal of any restrictive legend from the certificates representing Warrant Shares or the book-entry account of such Warrant Shares, and the Company shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as the Holder, its permitted assigns or its broker provides to the Company a certification as to the length of time such Warrant Shares have been held and a certification that the Holder is not an affiliate of the Company.  The Company shall cooperate with the Holder to effect the removal of the legend at any time such legend is no longer appropriate.

9.          Warrant Register.  The Company shall keep and properly maintain at its principal executive offices books for the registration of this Warrant and any transfers thereof.  The Company may deem and treat the Person in whose name this Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of this Warrant effected in accordance with the provisions of this Warrant.

10.          Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given:  (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission); or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10).

If to the Company:	Stronghold Digital Mining, Inc. 595 Madison Avenue, 28th Floor New York, NY 10022 Attention: Matthew Usdin

with a copy to:	Vinson & Elkins LLP 901 East Byrd Street, Suite 1500 Richmond, VA 23219 Attention: Daniel M. LeBey

If to the Holder:	To such Holder at the address of such Holder as listed in the stock record books of the Company.

11.          Cumulative Remedies.  Except to the extent expressly provided to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

12.          Entire Agreement.  This Warrant, together with the Transaction Documents, constitutes the sole and entire agreement of the parties with respect to this Warrant and the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.  In the event of any inconsistency between the statements in the body of this Warrant and any of the Transaction Documents, the statements in the body of this Warrant shall control.

13.          Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

14.          Successors and Assigns.  This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder.  Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

15.          No Third-Party Beneficiaries.  This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

16.          Headings.  The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

17.          Amendment and Modification; Waiver.  Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.  No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

18.          Severability.  If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

19.          Governing Law.  This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

20.          Submission to Jurisdiction.  Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the Chancery Court of the State of Delaware in each case located in the city of Wilmington, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.  Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

21.          Waiver of Jury Trial.  Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

22.          Counterparts.  This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

23.          No Strict Construction.  This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant as of the Original Issue Date.

STRONGHOLD DIGITAL MINING, INC.

By:
Name:
Title:

Signature Page to Warrant Agreement

ACKNOWLEDGED AND AGREED:

[HOLDER]

By:
Name:
Title:

Signature Page to Warrant Agreement

EXHIBIT A

NOTICE OF EXERCISE

To:          STRONGHOLD DIGITAL MINING, INC.

Reference is made to that certain Class A Common Stock Pre-Funded Warrant (the “Warrant”) issued by Stronghold Digital Mining, Inc. (the “Company”) on [DATE].  Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Warrant.

(1)          The undersigned Holder of the Warrant hereby elects to exercise the Warrant for ______ number of Warrant Shares, subject to tender of Warrant Shares pursuant to the cashless exercise provisions of Section 4 of the Warrant.

The undersigned Holder hereby instructs the Company to issue the applicable net number of shares of Common Stock issuable upon exercise of the Warrant pursuant to the cashless exercise provisions of Section 4 of the Warrant, in the name of the undersigned Holder.  [The Holder’s calculation of such net number shall be provided to the Company upon request.]

(2)          The undersigned Holder hereby represents and warrants to the Company that, as of the date hereof:

(a)          Experience; Accredited Investor Status.  The Holder (i) is an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, is capable of evaluating the merits and risks of its investment in the Company, (iii) has the capacity to protect its own interests, and (iv) has the financial ability to bear the economic risk of its investment in the Company.

(b)          Company Information.  The Holder has been provided access to all information, including through the Company’s publicly available documents and filings, regarding the business and financial condition of the Company, its expected plans for future business activities, material contracts, intellectual property, and the merits and risks of its purchase of the Warrant Shares, which it has requested or otherwise needs to evaluate an investment in the Warrant Shares.  It has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities.  It has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment and all such questions have been answered to its satisfaction.

(c)          Investment.  The Holder has not been formed solely for the purpose of making this investment and is acquiring the Warrant Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution of any part thereof.  It understands that the Warrant Shares have not been registered under the Securities Act or applicable state and other securities laws and are being issued by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein.

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(d)          Transfer Restrictions.  The Holder acknowledges and understands that (i) transfers of the Warrant Shares are subject to transfer restrictions under the federal securities laws and (ii) it may have to bear the economic risk of this investment for an indefinite period of time unless the Warrant Shares are subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

Name of Registered Owner:
Signature of Authorized Signatory of Registered Owner:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)

Dated:
Holder’s Signature:
Holder’s Address:

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